SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Board Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

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Dear Shareholders:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 17, 2016 at 4:00 p.m., at Boonsboro Country Club, 1709 BCC Drive, Lynchburg, Virginia 24503 (the “Meeting”).

The attached Notice of 2016 Annual Meeting of Shareholders describes the formal business to be transacted at the Meeting. In addition to the formal business, management will provide a report on the operations of Financial. You will have an opportunity to ask questions of management, the board, and Financial’s independent auditors.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these proxy materials to you on or about April 11, 2016.

The directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely,

/s/ Robert R. Chapman III
Robert R. Chapman III
President

Lynchburg, Virginia

April 11, 2016

RECENT REGULATORY CHANGES HAVE MADE OBTAINING A QUORUM MORE

DIFFICULT. PLEASE VOTE YOUR SHARES.

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BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 17, 2016 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and call of its directors, the 2016 Annual Meeting (the “Meeting”) of the holders of shares of common stock (“Common Stock”) of Bank of the James Financial Group, Inc. (“Financial”) will be held at Boonsboro Country Club, 1709 BCC Drive, Lynchburg, Virginia 24503 on May 17, 2016 at 4:00 p.m. local time.

The purposes of the Meeting are to consider and act upon:

1. The election of three (3) Class One directors and one (1) Class Two director;

2. The ratification of the selection by Financial of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm to audit the financial statements of Financial for the fiscal year ending on December 31, 2016;

3. An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement;

4. An advisory, non-binding proposal with respect to the frequency that shareholders will vote on our executive compensation; and

such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting. Holders of shares of Common Stock of record at the close of business on March 22, 2016 will be entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

This Proxy Statement and a proxy card are being sent to shareholders of Financial on or about April 11, 2016. A copy of Financial’s Annual Report on Form 10-K for the year ended December 31, 2015, which contains our audited financial statements, and a Message to Shareholders also accompany this Proxy Statement.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You can revoke a proxy at any time before its exercise at the Meeting by following the instructions set forth in the Proxy Statement.

Lynchburg, Virginia April 11, 2016	BY ORDER OF THE BOARD OF DIRECTORS /s/ J. Todd Scruggs
J. Todd Scruggs, Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2016.

This Notice of 2016 Annual Meeting of Shareholders and Proxy Statement, Message to Shareholders, and Annual Report on Form 10-K Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 are available on the internet at the following website: http://www.proxyvote.com

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BANK OF THE JAMES FINANCIAL GROUP, INC.

2016 PROXY STATEMENT

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BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

Proxy Statement

2016 Annual Meeting of Shareholders

May 17, 2016 at 4:00 p.m.

GENERAL INFORMATION

Introduction

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the board of directors of Bank of the James Financial Group, Inc. (the “Company” or “Financial”) to be used at the 2016 Annual Meeting of Shareholders of the Company. The Company is the holding company for Bank of the James (the “Bank”).

Date, Time and Place of the Meeting

The solicitation of the enclosed proxy is made by and on behalf of the board of directors of Financial to be used at the Annual Meeting of Shareholders to be held on May 17, 2016 at 4:00 p.m. local time (the “Meeting”). The Meeting will be held at

Boonsboro Country Club

1709 BCC Drive

Lynchburg, Virginia 24503

Record Date and Mailing Date

The close of business March 22, 2016 (the “Record Date”) is the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. We first mailed this Proxy Statement and the enclosed proxy card to shareholders on or about April 11, 2016.

Voting Rights of Shareholders

On the Record Date, there were 4,378,436 shares of common stock (the “Common Stock”) issued and outstanding. Financial has no other class of stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. Only shareholders of record at the close of business on March 22, 2016 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

To the knowledge of Financial’s management, entities affiliated with The Banc Funds Company, L.L.C. beneficially owned approximately 6.1% of Financial’s outstanding Common Stock as of the Record Date, as set forth in more detail under “Certain Beneficial Owners” below. Except for those affiliated entities, to the knowledge of Financial’s management, no other person owned beneficially more than 5% of Financial’s outstanding Common Stock. As of the Record Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days, a total of 408,438 shares of Common Stock, or approximately 9.33% of the shares of Common Stock deemed outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock “FOR” the nominees set forth herein, “FOR” the ratification of Yount, Hyde & Barbour, “FOR” approval of the non-binding resolution on executive compensation, and to have the shareholders vote on the non-binding resolution on executive compensation every ONE YEAR.

If you hold your shares in a bank or brokerage account, you will receive instructions from your bank or broker that you must follow for your shares to be voted. Please follow those instructions carefully to assure that your shares are voted in accordance with your wishes on the matters presented in this Proxy Statement.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote are represented in person or by proxy at the Meeting, a quorum will exist. We will include broker non-votes, as defined below, and proxies marked as abstentions to determine the number of shares present at the Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

VOTING AT THE MEETING

Proposals to be Considered

At the Meeting, the shareholders will be asked to

•	elect three (3) persons to serve as Group One directors for a term of three years each and elect one (1) person to serve as a Group Two director for a term of one year;

•	ratify the appointment of Yount, Hyde & Barbour, P.C as the independent auditors of Financial for fiscal year 2016;

•	vote to adopt an advisory, non-binding resolution with respect to the executive compensation described in this Proxy Statement; and

•	to consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers.

The board of directors does not know of any other matters that are to come before the Meeting except for incidental, procedural matters. If any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote the shares represented by each proxy on such matters as determined by a majority of the board of directors.

Procedures for Voting By Proxy; Revocation of Proxies

If you properly execute, deliver and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted “FOR” the election of the director nominees, “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C., “FOR” the approval of the non-binding resolution on executive compensation, to have the shareholders vote on the non-binding vote on executive compensation occur every ONE YEAR, and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the Meeting. If any nominee for the election to the board of directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the Meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, Virginia 24504.

Vote Required

Proposal 1: Election of Directors. Directors are elected by a plurality of the votes cast of the shares entitled to vote and represented in person or proxy at the Meeting. Thus, in the election of directors, those receiving the greatest number of votes for election will be elected even if they do not receive a majority. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Accordingly, abstentions, “withhold” votes and broker non-votes will have no impact on the outcome of this proposal.

Proposal 2: Ratification of the Appointment of Independent Registered Accounting Firm. The affirmative vote of a majority of the votes cast of the shares entitled to vote and represented in person or proxy at the Meeting, without regard to broker non-votes and proxies marked as “Abstain,” is required for this matter to be deemed approved by the shareholders. Accordingly, abstentions and broker non-votes will have no impact on the outcome of this proposal.

Proposal 3: Approval of Non-Binding “Say on Pay” Resolution. As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, a shareholder may: (i) vote “For” the resolution; (ii) vote “Against” the resolution; or (iii) “Abstain” from voting on the resolution. The affirmative vote of a majority of the votes cast of the shares entitled to vote and represented in person or proxy at the Meeting, without regard to broker non-votes and proxies marked “Abstain,” is required for the approval of the non-binding resolution. While this vote is required by law, it will neither be binding on the Company or the board of directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company, or the board of directors.

Proposal 4: Advisory Vote on “Say on Pay” Frequency. As to the advisory, non-binding proposal with respect to the frequency which shareholders will vote on our executive compensation, a shareholder may select that shareholders: (i) consider the proposal every “ONE YEAR”; (ii) consider the proposal every “TWO YEARS”; (iii) consider the proposal every “THREE YEARS”; or (iv) “ABSTAIN” from voting on the proposal. The frequency of the advisory vote on the non-binding resolution approving the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years or every year) will be the frequency that shareholders approve. Even though this vote will neither be binding on the Company or the board of directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company, or the board of directors, the board of directors will take into account the outcome of this vote in making a determination on the frequency that advisory votes on executive compensation will be included in our proxy statements.

Effect of Broker Non-Votes and Abstentions

Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organizations of which they are members. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count in favor of or against the proposal.

If your broker holds shares that you own in “street name,” under applicable rules the broker may not vote your shares on Proposal 1, 3 or 4 without receiving instructions from you. The broker may vote your shares on Proposal 2 even if the broker does not receive instructions from you.

How to Vote Your Shares

Shareholders of Financial are requested to vote their shares by dialing 1-800-690-6903 and following the instructions, via the internet at the following address: http://www.proxyvote.com, or by completing, dating, and signing the form of proxy and returning it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. Shareholders may attend the Meeting and vote in person.

Principal Executive Office

The principal executive offices of Financial are located at 828 Main Street, Lynchburg, Virginia 24504.

SOLICITATION OF PROXIES

The cost of soliciting proxies for the Meeting will be borne by Financial. In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. Certain officers and regular employees of the Bank, without additional compensation, may solicit proxies personally, by telephone, facsimile, or otherwise, from some shareholders if proxies are not received promptly. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

Financial has retained Broadridge (“Broadridge”) to oversee the mechanics of the solicitation of this proxy. Broadridge will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record, receive the proxies from the shareholders, tally the proxy votes, and present the final numbers to Financial.

PROPOSAL ONE—ELECTION OF DIRECTORS

Financial’s Bylaws provide that the board of directors is to be composed of no less than five and no more than twenty-five directors. The Articles of Incorporation further provide that the board of directors shall be divided into three groups (Groups One, Two, and Three), as nearly equal in number as possible with staggered terms. Financial’s board of directors currently consists of 12 persons. Each of the directors also serves as a director of the Bank, Financial’s wholly-owned subsidiary.

Under Virginia law, the terms of the incumbent nominees expire at the Meeting, provided, however, that all directors continue to serve until their successors have been duly elected and qualified. The nominees for election to the board of directors are James F. Daly, Watt R. Foster, Jr., Thomas W. Pettyjohn, Jr., and Lydia K. Langley.

Nominees

Set forth below is certain information concerning the nominees.

Nominees
Name	Age (1)	Position with Bank of the James Financial Group, Inc.	Director Since (2)	Group	Term to Expire
James F. Daly	58	Director	2007	One	2019
Watt R. Foster, Jr.	56	Director	2005	One	2019
Thomas W. Pettyjohn, Jr.	69	Chairman	1998	One	2019
Lydia K. Langley	51	Director	2015	Two	2017

Each of the nominees is currently a director of Financial whose current term expires at the Meeting. Each nominee has agreed to serve if elected.

Nominees and Continuing Directors

Set forth below is certain information concerning the continuing directors.

Continuing Directors
Name	Age (1)	Position with Bank of the James Financial Group, Inc.	Director Since (2)	Group	Current Term Expires
Robert R. Chapman III	53	President of Financial, President and Chief Executive Officer of the Bank and Director	1998	Two	2017
Julie P. Doyle	52	Director	2011	Two	2017
Augustus A. Petticolas, Jr.	67	Director	2005	Two	2017
Lewis C. Addison	64	Director	2006	Three	2018
John R. Alford, Jr.	55	Director	2009	Three	2018
William C. Bryant III	51	Director	2005	Three	2018
J. Todd Scruggs	48	Secretary-Treasurer of Financial, Executive Vice President and Chief Financial Officer of the Bank and Director	2007	Three	2018

(1)	As of March 22, 2016.
(2)	All of the directors of Financial also serve as members of the board of directors of the Bank. For all years prior to 2004, all directorships were with the Bank only.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS MATTERS

General

The boards of Financial and the Bank are identical in membership. The business and affairs of Financial are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act, Financial’s Articles of Incorporation, and Financial’s Bylaws. Members of the board of directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the board of directors and its committees.

Independence of Directors

The board of directors is comprised of a majority of directors who qualify as independent based on the definition of “independent director” as defined by Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market (“NASDAQ”). The following table lists Financial’s current directors, directors who served in 2015, and nominees for election that the board has determined are “independent” under the foregoing criteria:

Lewis C. Addison	James F. Daly	Watt R. Foster, Jr.
Thomas W. Pettyjohn, Jr.	Julie P. Doyle	Augustus A. Petticolas, Jr.
Donna Schewel Clark (1)	Donald M. Giles	Lydia K. Langley

(1)	Ms. Clark was deceased on May 8, 2015.

The board of directors has determined that Robert R. Chapman III and J. Todd Scruggs do not qualify as independent directors because they currently serve as executive officers of Financial and the Bank. Mr. Bryant does not qualify as an independent director because in 2015 the Bank paid rent in excess of $200,000 to Jamesview Investments, LLC, an entity which Mr. Bryant owns. Mr. Alford does not qualify as an independent director because his law firm from time to time represents the Company in legal matters.

Director Qualifications

The board of directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills. The Nominating Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board and to the Company and its shareholders. When searching for new candidates, the Nominating Committee considers the evolving needs of the board of directors and searches for candidates that fill any current or anticipated future gaps. Among other things, the Nominating Committee specifically considers the following:

•	Business experience and expertise;

•	Character;

•	Particular goals and needs of Financial for additional competencies or characteristics;

•	Educational background; and

•	Share ownership.

The Nominating Committee also considers such other criteria as may be relevant at the time and looks for candidates that will complement the existing board composition. Under our governing documents, no individual may be nominated for election or elected as a director if the individual on the date of election has attained the age of 73. The Nominating Committee does not have a formal policy with respect to diversity; however, the board of directors and the Nominating Committee believe that it is essential that the board members represent diverse viewpoints. In considering candidates for the board of directors, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board of directors are also considered. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective directors.

Our board members bring a wealth of leadership experience, community ties, and knowledge of Region 2000 to the board of directors. In considering the directors’ and director nominees’ individual experience, qualifications, attributes and skills, the board has concluded that the appropriate experience, qualifications, attributes and skills are represented on the board as a whole and on each of the board’s committees.

The board has concluded that each director and nominee possesses the personal traits and characteristics described above. Each director has demonstrated business and financial acumen, an ability to exercise sound judgment, compatibility with other directors, as well as a commitment to service to the Company and our board. In addition to the information below regarding each director’s and nominee’s specific experience, qualifications, attributes and skills that led our board to the conclusion that he/she should serve as a director, we also believe that all of our directors and director nominees have a reputation for integrity, honesty, and adherence to high ethical standards.

There are no family relationships among any directors, director nominees and executive officers.

DIRECTOR AND OFFICER BIOGRAPHICAL INFORMATION

The following discusses the backgrounds and qualifications of our director nominees and the directors continuing in office. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

Nominees to the Board

James F. Daly, 58, is the President of Daly Seven, Inc., a company engaged primarily in hotel development and management. Mr. Daly has served in this capacity since 1980. He is a graduate of Virginia Tech where he received a bachelor’s degree in Business Management. He currently serves on the advisory board for the Boys and Girls Club of Lynchburg. Mr. Daly provides experience in commercial real estate management, commercial real estate financing, construction project management, and business operations.

Watt R. Foster, Jr., 56, is a native of Brookneal. Mr. Foster is the President and Chief Executive Officer of Foster Fuels, Inc., a company engaged primarily in the sale of petroleum and propane products and related products as well as the provision of emergency fuel delivery throughout the United States. He is also owner of Phelps Creek Angus Farm, a 500 head cow-calf operation location in Campbell County. Mr. Foster received a bachelor’s degree in Business Management from James Madison University. Mr. Foster is a member of the Staunton River Chapter of the Masonic Lodge. Mr. Foster provides the board with a strong knowledge of business, including the operation of wide ranging, complex operations, and real estate purchase and development.

Thomas W. Pettyjohn, Jr., 69, is the chairman of the board of Financial. Mr. Pettyjohn grew up in Amherst County and has been a resident of Lynchburg since 1972. Mr. Pettyjohn received a bachelor’s degree in History and a J.D. from Washington & Lee University. Mr. Pettyjohn retired from his position at Davidson & Garrard, Inc., an investment advisory firm in Lynchburg, on December 31, 2015. Mr. Pettyjohn has an extensive banking background, having worked at Central Fidelity National Bank for many years. While at Central Fidelity, Mr. Pettyjohn held the titles of Executive Vice President and Division Manager of Residential Real Estate, Executive Vice President and Division Manager of Commercial Banking/Western Division, Vice President and In-House Counsel of Central Fidelity Bank’s predecessor, Fidelity American Bankshares, Inc., and statewide Manager for Indirect Lending. At the time of his retirement from Central Fidelity, Mr. Pettyjohn was Executive Vice President of Real Estate Administration for the Mortgage Division. Mr. Pettyjohn is currently on the board of directors and chairman of the finance committee of Amazement Square Children’s Museum. He has served as the President of the board of directors of Boonsboro Country Club, an elder and deacon of First Presbyterian Church and as chairman of the board of the First Presbyterian Weekday School. Mr. Pettyjohn has extensive experience in and knowledge of banking and law, including real estate, lending, commercial banking and financial matters and brings this valuable experience to the board.

Lydia K. Langley, 51, is a Lynchburg native and owner of Langley Rentals. Langley Rentals owns residential rental properties, including apartments, duplexes, and single family homes in the Lynchburg area. Ms. Langley has owned residential rental properties in the Lynchburg area for over 25 years. She currently leads a team of managers and maintenance technicians who serve Langley Rentals’ residents and communities. Ms. Langley has a B.A. from the University of Virginia and a Masters of

Administration from Lynchburg College. She served 9 years on the Planning Commission for the City of Lynchburg and was an original member of the Lynchburg Police Foundation. Ms. Langley is on the board of The Ellington and previously served on the Lynchburg Advisory Board of Bank of the James for 5 years before being appointed to the corporate board. Ms. Langley provides the board with strong business knowledge, particularly related to the operation of a rental real estate business and local real estate values.

Directors Continuing in Office

Lewis C. Addison, 64, is the Chairman of the Board of Directors of Piedmont Community Health Plan, Inc. He recently retired from his position as Senior Vice President and CFO of Centra Health, Inc., where he worked in various capacities since 1979. He holds a bachelor’s degree in Business with a Major in Accounting from Virginia Tech. He is a member of the American Institute of Certified Public Accountants, the Virginia Society of Certified Public Accountants and is a Past President of the Virginia Chapter of Healthcare Financial Management Association. He currently serves as Treasurer for Centra Health, and as a board member and Treasurer for the Centra Health Foundation, and as chairman of Piedmont Community Health Plan, Inc. In addition, Mr. Addison served as a board member for the Bedford Memorial Hospital and the Southside Community Hospital. He is a board member and Treasurer for CCRC, Inc. (The Summit) and previously served as chairman of the Finance Committee for Amherst Baptist Church. Mr. Addison has extensive experience in complex financial matters and serves as Financial’s audit committee financial expert under SEC guidelines.

John R. Alford, Jr., 55, is a shareholder with Caskie & Frost, P.C., a law firm based in Lynchburg. In his practice, Mr. Alford provides advice to corporations and other business entities in matters of corporate law, commercial transactions, and real estate and to individual clients in matters including estate planning, estate administration, and real estate matters. He received a bachelor’s degree in Economics from the University of Virginia and a J.D. from Washington & Lee University School of Law. Prior to joining the board of directors of Financial, Mr. Alford was a member of the Bank’s Lynchburg Advisory Board. Mr. Alford is a board member of the Greater Lynchburg Community Trust, president and a board member of Boonsboro Country Club, a former Trustee for James River Day School and a former chairman and board member for the Alliance for Families & Children. Mr. Alford provides the board with valuable experience and perspective gained in the legal profession as well as strong business contacts.

William C. Bryant III, 51, is the President of and Auctioneer for Ted Counts Realty and Auction Company. He holds a B.S. in Business Management from LaSalle University. Mr. Bryant received a certificate in Real Estate Appraisal from the International College of Real Estate Appraisal in Columbia, Tennessee and is a graduate of the Mosley Flint School of Real Estate in Roanoke, Virginia. In addition, he is a graduate of the Mendenhall School of Auctioneering in High Point, North Carolina, and obtained CAI designation through Indiana University, the Certified Auctioneers Institute in Bloomington, Indiana. Mr. Bryant is a member of the National Association of Realtors, the Virginia Association of Realtors, the National Association of Auctioneers and the Virginia Association of Auctioneers. He serves on the boards of the Lynchburg Regional Chamber of Commerce and the Commonwealth of Virginia Auctioneers Regulator Board and is a member of the Lynchburg Board of Realtors. Mr. Bryant provides executive experience, broad ties to the business community and significant experience in valuing assets in a broad range of categories, including real estate, heavy equipment, and livestock.

Robert R. Chapman III, 53, serves as the President of Financial and the President and Chief Executive Officer of the Bank. He has been a resident of Lynchburg for seventeen years and has been the President of Financial since January 2004 and President and CEO of the Bank since January 2003. Mr. Chapman was a co-organizer of Bank of the James in 1999. Previously, Mr. Chapman was Vice President and Branch Manager and a Commercial Account Manager at Crestar Bank for 15 years. Mr. Chapman is a graduate of Virginia Military Institute where he received a bachelor’s degree in Economics. Following graduation, Mr. Chapman served as First Lieutenant in the United States Army. Mr. Chapman

graduated from the Stonier Graduate School of Banking. Mr. Chapman is Immediate Past President of the Lynchburg City Schools Education Foundation, and also serves on the board of the Centra Foundation, Westminster Canterbury Lynchburg, and is a member of First Presbyterian Church. Previously he has served as a board member of Lynch’s Landing, the Court Appointed Special Advocates Program, the Lynchburg Regional Chamber of Commerce, and as chairman of the United Way of Central Virginia. In addition to his extensive experience in bank administration, asset/liability management, residential and commercial real estate lending, and business and industry lending, Mr. Chapman has experience in the day-to-day management of the Bank and knowledge of our business and operations.

Julie P. Doyle, 52, has lived in Lynchburg since 1993. Ms. Doyle is the President and Executive Director of The Education & Research Foundation, Inc. located in Lynchburg, a position she has held since 2005. Ms. Doyle directs the business operations of a clinical trial company whose primary market focus is dermatological medications and products. She oversees the Phase I-IV clinical studies for pharmaceutical and consumer product companies. Ms. Doyle holds a Bachelor of Science degree in Mechanical Engineering from the University of Notre Dame and a Master of Business Administration degree from George Washington University. Active in the community, Ms. Doyle currently holds board positions with Centra Health, Lynchburg College, Lynchburg City Schools Education Foundation, and STEP with Links. She formerly served as the chair of the Lynchburg City School Board. Ms. Doyle provides the board with executive experience, a strong financial background, and good relationships within the community.

Dr. Augustus A. Petticolas, Jr., 67, has practiced dentistry in Lynchburg since 1976. He is a graduate of Livingstone College in Salisbury, North Carolina and holds a bachelor’s degree in English with a minor in Biological Sciences and French. He earned his Doctor of Dental Surgery degree at the University of Maryland. Dr. Petticolas is involved in numerous community endeavors and is a founding board member of the Free Clinic of Central Virginia, Inc. In addition, he currently serves on the boards of the Greater Lynchburg Community Trust, and the Centra Health Foundation. He previously has served on the board of Centra Health. He joined the board of directors of Bank of the James in 2005. In July, 2008, Governor Tim Kaine appointed Dr. Petticolas to serve a four-year term on the Virginia Board of Dentistry. Dr. Petticolas brings business experience, knowledge of project management, and leadership skills to the board.

J. Todd Scruggs, 48, is a native of Lynchburg, and has lived in Lynchburg for the majority of his life. Mr. Scruggs is the Secretary-Treasurer of Financial and Executive Vice President and Chief Financial Officer of the Bank. Mr. Scruggs was a co-organizer of the Bank and has served as its Chief Financial Officer since its formation in 1999. Prior to serving as an organizer for the Bank, Mr. Scruggs worked at Crestar Investment Group, where he was a Financial Consultant and an Investment Representative. Prior to that, Mr. Scruggs was a tax specialist and financial analyst for Ericsson GE Mobile Communications and Assistant to the Vice President of Finance and Controller of Old Dominion Box Company, Inc. Mr. Scruggs has a Bachelor of Science in Commerce from the University of Virginia McIntire School of Commerce. Mr. Scruggs also graduated from the University of South Carolina School of Graduate Bank Investment Management. Mr. Scruggs is Secretary of both Financial and the Bank. He currently serves on the board finance committee of Centra Health, Inc., the finance committee of Interfaith Outreach Association, the board of STEP with Links, and is involved with the Ways to Work Program at HumanKind. He has served on the board of the Central Virginia Community College Education Foundation and served on the board of the E.C. Glass Foundation. Mr. Scruggs also coaches youth lacrosse with the Blue Ridge Lacrosse Club. Mr. Scruggs has experience in preparing and reviewing complex financial information, investment, asset/liability management, and regulatory matters.

Executive Officers Who Are Not Directors

The following sets forth biographical information and the business experience of each non-director executive officer of the Bank.

Harry P. Umberger, Jr., 50, has served as Executive Vice President and Senior Credit Officer of the Bank since December 2007. From 2003 to 2007, Mr. Umberger served as Senior Vice President and Senior Credit Officer of the Bank. He joined the Bank in 2001 as a Vice President and Commercial Lender. Mr. Umberger started his banking career in 1990 with Sovran Bank. He had also worked with two other Region 2000 community banks prior to joining the Bank. Mr. Umberger has a Bachelor of Arts degree from Hampden-Sydney College with majors in both Economics and Spanish. He is also a graduate of the Virginia Banker’s School of Bank Management. Mr. Umberger serves on the Timbrook Youth Basketball Board.

Board Leadership and Risk Oversight

Robert R. Chapman III serves as Financial’s Chief Executive Officer and Thomas W. Pettyjohn, Jr., an independent director, serves as the Chairman of the Board. The Company has determined that splitting the role of Chairman of the Board and Chief Executive Officer is appropriate for the Company, because the board believes it is prudent to have an independent director set the agenda for board meetings instead of an inside director. The board feels this arrangement allows the directors to appropriately exercise their oversight role.

The board of directors is actively involved in oversight of risks that could affect Financial and the Bank. This oversight is conducted primarily through committees of the board, as disclosed in the descriptions of each of the committees below, but the full board has retained responsibility for general oversight of risks. The board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Financial and the Bank.

Code of Ethics

Financial has adopted a code of ethics that applies to Financial’s directors, executive officers (including the principal financial officer, principal accounting officer or controller, or persons performing similar functions), and senior officers. The code of ethics has been posted under the “Investor Relations” section on Financial’s website: www.bankofthejames.com. Any waiver or substantial amendments of the code of ethics applicable to our directors and executive officers also will be disclosed on our website.

Meeting Attendance

Board and Committee Meeting Attendance

The board of directors of Financial held six (6) meetings during 2015. During 2015, each of the directors attended at least 75% of the meetings of the board of Financial and the committees of Financial on which they serve. In calculating attendance, the Company did not include meetings of the board of directors of the Bank or its committees. The board of directors of the Bank, which consists of all members of the board of directors of Financial, met twelve (12) times during 2015. During 2015, each of the directors attended at least 75% of the board meetings of the Bank and the committees of the Bank on which they serve.

Director Fees

Our outside directors serve and are compensated as both directors of Financial and the Bank. In the year ended December 31, 2015, Financial or the Bank, as applicable, paid the outside directors the following standard fees:

Description	Amount (1)
Attendance at meeting of the board of directors of Financial or the Bank, Chairman of the Board	$1,100
Attendance at meeting of the board of directors of Financial or the Bank	700
Attendance at committee meetings of Financial or the Bank	400
Annual Retainer	$1,000

(1)	Although directors serve and are compensated as directors of both Financial and the Bank, the directors do not receive additional compensation when a) the boards of Financial and the Bank meet on the same day; and b) when a committee of Financial and its corresponding committee of the Bank meet on the same day.

In 2016, the directors will continue to be paid the same amounts as set forth in the table above. Members of the board of directors do not receive any compensation except as set forth herein and were not eligible to receive option grants under the now-expired 1999 Stock Option Plan. In 2015, total fees paid to non-employee directors was approximately $159,000.

The following table contains information regarding the compensation awarded or paid to, or earned by, Financial’s directors during the 2015 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Lewis C. Addison	$12,850	—	—	—	$12,850
John R. Alford, Jr.	15,750	—	—	—	15,750
William C. Bryant III	15,150	—	—	—	15,150
Robert R. Chapman III (1)	—	—	—	—	—
Donna S. Clark (2)	1,900	—	—	—	1,900
James F. Daly	20,950	—	—	—	20,950
Julie P. Doyle	13,150	—	—	—	13,150
Watt R. Foster, Jr.	9,850	—	—	—	9,850
Donald M. Giles	17,650	—	—	—	17,650
Lydia K. Langley	6,950				6,950
Augustus A. Petticolas, Jr.	19,550	—	—	—	19,550
Thomas W. Pettyjohn, Jr.	25,350	—	—	—	25,350
J. Todd Scruggs (1)	—	—	—	—	—

Total	$159,100				$159,100

(1)	Messrs. Chapman and Scruggs are employee-directors and do not receive additional compensation for service on the boards of Financial or the Bank or committees thereof.
(2)	Ms. Clark was deceased on May 8, 2015.

Attendance at Meetings of Shareholders

Financial encourages each member of the board of directors to attend the Meeting of Shareholders. All of Financial’s directors, with the exception of Mr.  Bryant who was out of town on business, attended the 2015 Annual Meeting of Shareholders of Financial.

COMMITTEES OF THE BOARD OF DIRECTORS OF FINANCIAL

The board of directors of Financial has the following four standing committees to assist the board in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, and Compensation Committee. The Bank has corresponding committees and, in addition, has standing Loan and Investment Committees to assist it in the discharge of its duties.

The board of directors of Financial has adopted charters for its Audit Committee, Nominating Committee, and Compensation Committee to define the duties and responsibilities of those committees. These charters are available on the “Investor Relations” page of our website (www.bankofthejames.com) under “Governance Documents.” If you would prefer to receive a copy via mail at no cost to you, please contact J. Todd Scruggs, Secretary of Financial.

Members of Board Committees

The following table sets forth the membership during the year ended December 31, 2015 of each of Financial’s standing committees:

Committee	Members
Audit Committee	Augustus A. Petticolas Jr. - Chair Lewis C. Addison (1) James F. Daly Julie P. Doyle Lydia K. Langley Donna S. Clark (2)

Executive Committee	Thomas W. Pettyjohn Jr. - Chair Robert R. Chapman III James F. Daly Donald M. Giles Augustus A. Petticolas Jr. Donna S. Clark (2)

Nominating Committee	Donald M. Giles - Chair Lewis C. Addison Watt R. Foster, Jr. Augustus A. Petticolas Jr. Donna S. Clark (2)

Compensation	Thomas W. Pettyjohn Jr. - Chair Lewis C. Addison James F. Daly Lydia K. Langley Donna S. Clark (2)

(1)	Audit Committee Financial Expert
(2)	Ms. Clark served on the Audit (Chair), Executive, Nominating, and Compensation Committee until her death on May 8, 2015.

Executive Committee

The Executive Committee reviews extraordinary confidential issues and serves as a forum for discussing executive decisions. The Executive Committee has all the powers of the board in the management and the conduct of the business and affairs of the company in the intervals between meetings of the full board, except that the Executive Committee may not increase the number of directors, fill vacancies on the board, remove directors, approve an amendment to the articles of incorporation or bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the board. For the year ended December 31, 2015, the Executive Committee of each of Financial and the Bank had eleven (11) meetings.

Audit Committee

Financial’s Audit Committee has been established in accordance with § 3(a)(58)(A) of the Securities Exchange Act. The Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. The Audit Committee of Financial reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. As part of its oversight of Financial’s financial statements, the Audit Committee reviews and discusses with management and Financial’s independent registered public accountants all annual and quarterly financial statements and disclosures prior to their issuance.

In addition, the Audit Committee reviews key initiatives and programs aimed at maintaining the effectiveness of Financial’s internal and disclosure control structure. As part of this process, the Audit Committee continues to monitor the scope and adequacy of Financial’s internal auditing program. For the year ended December 31, 2015, the Audit Committees of Financial and the Bank had six (6) meetings.

Financial’s board has determined that Lewis C. Addison is an “Audit Committee Financial Expert” as that term is defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

The board has determined that Mr. Addison and each other member of the Audit Committee qualify as independent based on the definition of “independent director” under the applicable NASDAQ rules and applicable Securities and Exchange Commission regulations. Each member of the Audit Committee is able to read and understand financial statements, including Financial’s balance sheet, income statement, and cash flow statement.

Nominating Committee

The Nominating Committee reviews and recommends candidates for nomination to the board for expired or otherwise vacant seats. For the year ended December 31, 2015 the Nominating Committee had two (2) meetings.

All members of the Nominating Committee are independent based on the definition of “independent director” under the applicable NASDAQ rules and applicable Securities and Exchange Commission regulations. Currently, Financial does not have a formal process by which to consider candidates recommended by shareholders. Financial believes that because of the current operating environment, it is critical for the board of directors to be comprised of individuals with the types of expertise and scope currently represented on the board and that the Nominating Committee is best positioned to identify such individuals. As discussed above, the Nominating Committee considers all candidates based on the criteria set forth under “Director Qualifications,” including share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees.

Compensation Committee

The Compensation Committees of Financial and the Bank, as applicable, review, recommend, and approve compensation for its employees. Each member of the Compensation Committee is an “independent director” under the applicable NASDAQ rules and applicable Securities and Exchange Commission regulations. For the year ended December 31, 2015, the Compensation Committee of the Bank had one (1) meeting, but because Financial does not compensate its employees or officers directly, the Compensation Committee of Financial did not meet.

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with regard to the one person known to the Company to beneficially own more than five percent of Financial’s outstanding Common Stock:

Name and Address of Individual or Identity of Group	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Banc Fund VI L.P.	269,528	(1)	6.1
Banc Fund VII L.P.
Banc Fund VIII L.P.
Banc Fund IX L.P.
20 North Wacker Drive, Suite 3300 Chicago, IL 60606

(1)	This information is based solely on a Schedule 13G jointly filed with the SEC on February 12, 2016, for the calendar year ending December 31, 2015, on behalf of Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX L.P. (the “Banc Fund Reporting Persons”), each of which are an Illinois limited partnership. Charles J. Moore, who is the manager of these funds, has voting and dispositive power over these shares and controls these entities through The Banc Funds Company, L.L.C., an Illinois corporation, of which he is principal shareholder and which serves as general partner of MidBanc VI L.P., MidBanc VII L.P., MidBanc VIII L.P. and MidBanc IX L.P., the general partners, respectively, of Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX, L.P. The Banc Fund Reporting Persons may be deemed to have beneficial ownership of the shares reflected in the table as of December 31, 2015. Banc Fund VI, L.P. has sole voting and dispositive power with respect to 0 of the reported shares, Banc Fund VII, L.P. has sole voting and dispositive power with respect to 102,100 of the reported shares, Banc Fund VIII, L.P. has sole voting and dispositive power with respect to 45,091 of the reported shares, and Banc Fund IX, L.P. has sole voting and dispositive power with respect to 122,337 of the reported shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 22, 2016 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, VA 24504.

	Common Stock Owned Beneficially (#) (1)	Percentage of Class (%) (2)
Lewis C. Addison, Director	14,000	*
John R. Alford, Jr. (3), Director	10,072	*
William C. Bryant III (4), Director	26,240	*
Robert R. Chapman III, Director, President	108,173	2.47
James F. Daly (5), Director	41,577	*
Julie P. Doyle, Director	6,376	*
Watt R. Foster, Jr., Director	78,251	1.79
Donald M. Giles (6), Director	64,255	1.47
Lydia K. Langley, Director	11,000	*
Augustus A. Petticolas, Jr., Director	2,140	*
Thomas W. Pettyjohn, Jr. (7), Director	15,905	*
J. Todd Scruggs (8), Director, Secretary, EVP and CFO of the Bank	28.970	*
Harry P. Umberger, EVP and Senior Credit Officer of the Bank	1,479	*
Officers and Directors as a group (9)	408,438	9.33

*	Less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days (“presently exercisable”). Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home.
(2)	The ownership percentage of each individual is calculated based on the total of 4,378,436 shares, which is comprised of shares of common stock that were outstanding as of March 22, 2016, plus the number of shares that are presently exercisable. Shares of common stock that are presently exercisable are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.
(3)	Includes beneficial ownership of 2,100 shares held by Mr. Alford’s wife.
(4)	Includes beneficial ownership of 12,099 shares held by Mr. Bryant as a joint tenant with his wife.

(5)	Includes beneficial ownership of 38,607 shares held in a revocable trust of which Mr. Daly and his wife are co-trustees.
(6)	Includes 9,195 shares owned by Mr. Giles’ wife and 25,536 shares held in a revocable trust of which Mr. Giles is beneficiary and trustee.
(7)	Includes 700 shares owned by Mr. Pettyjohn’s wife.
(8)	Includes 144 shares owned by Mr. Scruggs’ wife.
(9)	See notes 1 through 8.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

Each of Financial’s and the Bank’s Compensation Committees reviews officer and employee compensation and employee benefit plans and makes recommendations to the boards concerning such matters. Each Committee’s membership is determined by the board of the respective company that such Committee serves.

The Compensation Committees review and approve the goals of Financial and the Bank, as applicable, relevant to compensation, evaluate the performance of the President and Chief Executive Officer in light of these goals, and make a recommendation on the President and Chief Executive Officer’s compensation, including equity or other compensation, to the respective full board of directors which determines the appropriate compensation for the following year.

Compensation of senior management is determined by the President and Chief Executive Officer with direction from the Compensation Committee staying within the targeted overall compensation budgeted by the Bank.

The compensation of senior management is a mix of i) base salary; ii) retirement, insurance, and health benefits; iii) perquisites and other benefits; iv) commissions on loan and investment sales for certain members of senior management; and v) for certain members of senior management, participation in a Salary Continuation Agreement. Formerly, members of senior management along with other employees participated in Financial’s 1999 stock option plan which expired in 2009.

The primary objective of Financial’s compensation programs is to provide competitive compensation to attract, retain and motivate qualified employees who will contribute to the long-term success of Financial. Compensation is designed to be competitive with the Bank’s peers and to enhance long-term value to the Company’s shareholders. In furtherance of this objective, the Compensation Committee regularly evaluates the compensation provided to the Bank’s executive officers to ensure that it remains competitive in relation to the compensation paid to similarly situated executive officers at other financial institutions of comparable size and performance. In addition, Financial endeavors to ensure that the compensation provided to Financial’s executive officers is internally equitable based upon the skill requirements and responsibilities associated with each executive position. Financial does not believe that the current compensation structure incents any employee to take undue risk.

Although neither Financial nor the Bank has adopted a bonus plan, the board of directors has the discretion to award bonuses to employees based on the individual and company performance.

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to certain employees of the Bank who performed policy-making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2015.

Summary Compensation Table—2015

	Annual Compensation			Long Term Compensation		Total ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards Options/ SARS (#)(1)	All Other Compensation ($)
Robert R. Chapman III (2) President of Financial and CEO and President of the Bank	2015	$240,000	$60,000		$64,320	$364,320
	2014	$240,000	$63,626		$88,405	$392,031
J. Todd Scruggs (3) Secretary-Treasurer of Financial and EVP and CFO of the Bank	2015	$200,202	$50,110		$37,544	$287,846
	2014	$200,202	$53,088		$47,504	$300,795
Harry P. Umberger (4) EVP - SCO of the Bank	2014	$172,000	$30,500	—	$43,353	$245,843
	2014	$172,000	$29,947	—	$36,258	$238,205

(1)	The 1999 Stock Option Plan, as amended, expired in 2009.
(2)	“All Other Compensation” consists entirely of matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and club dues, and $52,541 and $80,495 expensed by the Bank under Mr. Chapman’s Salary Continuation Agreement in 2015 and 2014, respectively.
(3)	“All Other Compensation” consists entirely of matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and club dues, and $23,738 and $36,367 expensed by the Bank under Mr. Scruggs’ Salary Continuation Agreement in 2015 and 2014, respectively.
(4)	“All Other Compensation” consists entirely of matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and $35,729 and $30,619 expensed by the Bank under Mr. Umberger’s Salary Continuation Agreement in 2015 and 2014, respectively.

Stock Option Plan

The 1999 Stock Option Plan, as amended, expired in 2009.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2015, the named executive officers have no outstanding equity awards.

Option Exercises During 2015

Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($)
Robert R. Chapman III	4,200	6,804

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2015. All figures have been adjusted to reflect all stock dividends declared by Financial.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders - 1999 Stock Option Plan of Bank of the James Financial Group, Inc.	636	$12.79
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	636	$12.79

Executive Compensation Arrangements

Employment Agreements

None of our employees have employment agreements.

Salary Continuation Agreements

On August 6, 2009, the Bank entered into Salary Continuation Agreements with each of Robert R. Chapman III, President of the Bank, J. Todd Scruggs, Executive Vice President and Chief Financial Officer of the Bank, and Harry P. Umberger, Executive Vice President and Senior Credit Officer of the Bank. With the aid of a compensation consultant we determined the salary continuation agreement benefits by projecting the executive’s final pay at retirement, assuming retirement at age 65. Certain other executive officers in addition to the named executive officers have also entered into salary continuation benefit agreements.

The Salary Continuation Agreements provide each of the participating employees with supplemental benefits upon retirement, termination of employment, death, disability or a change of control of the Bank, in certain prescribed circumstances.

Robert R. Chapman III. Mr. Chapman’s Salary Continuation Agreement provides for a lump sum payment of $1,662,382 (the “Benefit Level”) payable within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Chapman’s employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Chapman shall be paid a lump sum equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates. If Mr. Chapman becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Chapman reaches age 65. This amount shall be paid within 90 days following the date on which Mr. Chapman reaches age 65. If Mr. Chapman’s employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Chapman shall be paid a lump sum equal to the vested portion of the Benefit Level. This payment shall be made within 90 days of the date on which Mr. Chapman’s employment terminates.

J. Todd Scruggs. Mr. Scruggs’ Salary Continuation Agreement provides for annual payments of $119,500 payable in equal monthly installments for 15 years beginning within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Scruggs’ employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Scruggs shall be paid a lump sum equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates. If Mr. Scruggs becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Scruggs reaches age 65. This amount shall be paid within 90 days following the date on which Mr. Scruggs reaches age 65. If Mr. Scruggs’ employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Scruggs shall be paid a lump sum equal to the vested portion of the Benefit Level (as defined in the Salary Continuation Agreement). This payment shall be made within 90 days from the date on which Mr. Scruggs’ employment terminates.

Harry P. Umberger. Mr. Umberger’s Salary Continuation Agreement provides for annual payments of $90,300 payable in equal monthly installments for 15 years beginning within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Umberger’s employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Umberger shall receive an amount equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date in equal monthly installments for 15 years. These payments shall begin within 90 days following the date on which his employment terminates. If Mr. Umberger becomes disabled prior to his reaching age 65, he shall receive an amount equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Umberger reaches age 65 in equal monthly installments for 15 years. These payments shall begin within 90 days following the date on which Mr. Umberger reaches age 65. If Mr. Umberger’s employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Umberger shall receive an amount equal to the vested portion of the Account Value in equal monthly installments for 15 years. These payments shall begin within 90 days from the date on which Mr. Umberger’s employment terminates.

TRANSACTIONS WITH RELATED PARTIES

Loans and Extensions of Credit. Financial maintains written policies and procedures to strictly control all loans to insiders in accordance with Federal law (Regulation O). Insiders include any executive officer, director, or principal shareholder and entities which such persons control. Some of the directors and officers of Financial and the Bank are at present, as in the past, customers of the Bank, and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2015 and 2014, the total outstanding loans to directors and officers and their related parties, including loans guaranteed by such persons, aggregated $16,068,000 and $17,339,000, respectively. None of these loans or other extensions of credit are disclosed as nonaccrual, past due, restructured or potential problem loans.

Other Transactions. The Bank entered into a lease agreement in October 2003 pursuant to which it currently leases approximately 29,623 square feet of office space at 828 Main Street, Lynchburg, Virginia. The property is owned by Jamesview Investments, LLC, a Virginia limited liability company, which is owned by our director, William C. Bryant III. The initial lease term commenced on August 1, 2004 and expired on July 31, 2014, at which time the Bank exercised its first of two five year renewal options. The lease payments totaled approximately $316,000 and $293,000 in 2015 and 2014, respectively.

During the second and third quarters of 2012, Financial issued $10,000,000 in unregistered debt securities (the “2012 Notes”) to accredited investors in a private placement. The 2012 Notes bore interest at the rate of 6% per year with interest payable quarterly in arrears. Three members of the board of directors (or their immediate family members) purchased an aggregate of approximately $2,250,000 of 2012 Notes. During 2015, these persons received interest payments totaling approximately $135,000. Each of the related parties above purchased the 2012 Notes on the same terms as all other purchasers of 2012 Notes. Financial called and paid these notes in full on January 5, 2016 and the related persons were paid on the same terms as each of the other noteholders.

Approval Process for Other Transactions. The disinterested members of the board of directors review all related party transactions for potential conflicts of interest. The board of directors must approve all related party transactions and such transactions must be on terms not less favorable to Financial or the Bank than those that prevail in arms-length transactions with third parties. Related party transactions are those involving Financial and the Bank which are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and with Yount, Hyde & Barbour, P.C. (“YHB”), the independent auditors for the year ended December 31, 2015. Management represented to the Audit Committee that Financial’s financial statements were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States), and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with YHB also included the matters required to be discussed by the auditing standards of the Public Company Accounting Oversight Board, including Auditing Standard No. 16, relating to the conduct of the audit.

YHB provided to the Audit Committee the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the auditors the auditor’s independence from the company and its management.

Based on the discussions with management and YHB, the Audit Committee’s review of the representations of management and the report of YHB, the Audit Committee unanimously recommended to the board of directors that the audited financial statements be included in Financial’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2015.

Submitted by the Audit Committee of Financial’s board of directors.

Augustus A. Petticolas, Jr. - Chair

Lewis C. Addison

James F. Daly

Julie P. Doyle

Lydia K. Langley

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Yount, Hyde & Barbour, P.C. (“YHB”) served as independent auditors for Financial for 2015 and 2014. Representatives from YHB are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

YHB has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Fees Paid to Independent Auditors for 2015 and 2014 Fiscal Years

For the fiscal years ended December 31, 2015 and 2014, YHB audited the financial statements included in Financial’s Annual Report on Form 10-K, reviewed Financial’s quarterly reports on Form 10-Q, and provided certain tax services including tax compliance, tax advice, and tax planning.

The following table presents the aggregate fees paid or to be paid by Financial and the Bank for professional services rendered by YHB for the years 2015 and 2014:

	2015	2014
Audit Fees (1)	$75,600	$68,600
Audit Related Fees (2)	8,240	8,000
Tax Fees (3)	8,650	5,500

Total	$92,940	$82,100

(1)	Audit fees consist of audit and review services and review of documents filed with the SEC.
(2)	Audit-related fees consist of an employee benefit plan audit for 2015 and 2014 and pre-approved consultation concerning financial accounting and reporting standards.
(3)	Tax fees consist of preparation of federal and state income tax returns, preparation of tax election and other tax forms, and consulting regarding tax compliance issues.

Audit Related Fees

The fees for audit related services in 2015 and 2014 were $8,240 and $8,000 respectively.

All Other Fees

Other than that set forth above, YHB did not bill Financial or the Bank for any other fees during either of the past two (2) years.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval. The Audit Committee pre-approved all services provided by YHB in 2015 and 2014.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the principal accounting officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of beneficial ownership reporting Forms 3 and 4 furnished to Financial under Rule 16a-3(e) of the SEC, and upon appropriate written representations, we believe that all reports of initial and subsequent changes in beneficial ownership of Financial’s securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were filed with the Commission on a timely basis during 2015 by all persons who were directors or executive officers of Financial at any time during the year.

Required Vote

Directors are elected by a plurality of the votes cast of the shares entitled to vote and represented in person or proxy at the Meeting. Thus, in the election of directors, those receiving the greatest number of votes for election will be elected even if they do not receive a majority. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Accordingly, abstentions, “withhold” votes and broker non-votes will have no impact on the outcome of this proposal.

The board of directors unanimously recommends that the shareholders vote “FOR” the nominees for election as directors of Bank of the James Financial Group, Inc.

PROPOSAL TWO -

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the board of Financial has appointed, subject to ratification by the shareholders, Yount, Hyde & Barbour, P.C., Winchester, Virginia (“YHB”) as independent public accountants to audit the books of Financial for the fiscal year ending December 31, 2016.

The board requests that the shareholders ratify Financial’s selection of YHB as independent public accountants to audit the books and accounts of Financial for the fiscal year ending December 31, 2016.

Required Vote

The affirmative vote of a majority of the votes cast of the shares entitled to vote and represented in person or proxy at the Meeting, without regard to broker non-votes and proxies marked as “Abstain,” is required to ratify the selection of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2016. Accordingly, abstentions and broker non-votes will have no impact on the outcome of this proposal.

The board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for the fiscal year ending December 31, 2016.

PROPOSAL THREE-

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of our consolidated entity (“Named Executive Officers”) is described in “PROPOSAL 1—ELECTION OF DIRECTORS—Executive Officer Compensation.” Shareholders are urged to read the Executive Officer Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

Shareholders will be asked at the Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the shareholders of Bank of the James Financial Group, Inc. approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the board of directors. Although non-binding, the board of directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourage all shareholders to vote their shares on this matter. The board of directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Required Vote

The affirmative vote of a majority of the votes cast of the shares entitled to vote and represented in person or proxy at the Meeting, without regard to broker non-votes and proxies marked “Abstain,” is required to approve the advisory resolution approving the compensation of the Named Executive Officers as set forth in the Proxy Statement.

The board of directors unanimously recommends that you vote “FOR” approval of the non-binding resolution on executive compensation.

PROPOSAL FOUR -

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTES

As further required by the Securities Exchange Act of 1934, we are providing shareholders the opportunity to advise on how frequently we should include in our Proxy Statement a vote on our executive compensation similar to Proposal No. 3 of this Proxy Statement. We are required to hold this advisory vote on the frequency of the executive compensation proposal at least once every six years. Pursuant to Section 14A of the Exchange Act, we are also asking shareholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future shareholder “say-on-pay” advisory votes on executive compensation be conducted every year. The determination was based upon the premise that Named Executive Officer compensation is evaluated, adjusted and approved on an annual basis by the board of directors upon a recommendation from the Compensation Committee, that there currently are no long term incentive plans that would be more appropriately evaluated less frequently, and the belief that regular input from our shareholders is a factor taken into consideration by the Compensation Committee in making its annual recommendation.

Although the board of directors recommends a “say-on-pay” vote every year, shareholders will be able to specify one of four choices for this proposal: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the board of directors’ recommendation.

Although this advisory vote regarding the frequency of “say-on-pay” votes is non-binding on the board of directors, the board of directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future “say-on-pay” shareholder advisory votes.

Required Vote

With regard to the advisory vote on the frequency which shareholders will vote on the non-binding resolution approving the compensation of our named executive officers, the frequency (either every three years, every two years or every year) receiving the greatest number of votes will be the frequency that shareholders approve.

The board of directors unanimously recommends that you vote to have the shareholders’ vote on the non-binding resolution approving executive compensation occur every ONE YEAR.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

All shareholder proposals intended to be presented at the 2017 Annual Meeting of Shareholders must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2017. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the proxy card issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

COMMUNICATIONS WITH MEMBERS OF THE BOARD

Shareholders may communicate with the board of directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the board of directors at the principal office of Financial at 828 Main St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the board and submitted to the board of directors unless they are deemed non-substantive.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The board of directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION INCLUDING

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report on Form 10-K for the year ended December 31, 2015 has been furnished to the shareholders. Additional copies of the Message to Shareholders and copies of the Annual Report on Form 10-K may be obtained from Financial’s website (www.bankofthejames.com) or by written request to J. Todd Scruggs, Secretary of the board of directors at 828 Main Street, Lynchburg, VA 24504.

Lynchburg, Virginia April 11, 2016	BY ORDER OF THE BOARD OF DIRECTORS

/s/ J. Todd Scruggs
J. Todd Scruggs, Secretary

Bank of The James
FINANCIAL GROUP, INC.

BANK OF THE JAMES FINANCIAL GROUP, INC.
c/o BROADRIDGE
PO Box 1342
Brentwood, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 James F. Daly   02 Watt R. Foster, Jr   03 Thomas W. Pettyjohn, Jr   04 Lydia K. Langley

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	To ratify the selection by Financial of Yount, Hyde & Barbour, P.C., independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2016.	☐	☐	☐
3	Advisory vote on approval of executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

		1 year	2 years	3 years	Abstain
4	Advisory vote with respect to the frequency that shareholders will vote on executive compensation	☐	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

0000281178_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Message to Shareholders is/are available at www.proxyvote.com

BANK OF THE JAMES FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
May 17, 2016 4:00 PM
This proxy is solicited by the Board of Directors

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints Julie P. Doyle and Augustus A. Petticolas, Jr. or either one of them, as proxies, each with full power of substitution, to act for the undersigned with respect to all shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 22, 2016 at the Annual Meeting of Shareholders to be held on May 17, 2016 at 4:00 p.m. or any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000281178_2 R1.0.1.25